UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 25, 2026

SPARK I ACQUISITION CORPORATION

(Exact name of registrant as specified in its Articles)

Cayman Islands	001-41825	87-1738866
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

3790 El Camino Real, Unit #570

Palo Alto, CA 94306

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 353-7082

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	SPKLU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 par value	SPKL	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	SPKLW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As disclosed in the definitive proxy statement filed by Spark I Acquisition Corporation, a Cayman Islands exempted company (the “Company”), with the U.S. Securities and Exchange Commission on August 25, 2026, relating to the Extraordinary General Meeting (as defined below), SLG SPAC Fund LLC, a Delaware limited liability company (the “Sponsor”), agreed that if the proposal to extend the date by which the Company must consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination (an “initial business combination”) from September 29, 2026 to March 29, 2027 (the “Extended Date”) is approved at the Extraordinary General Meeting (as defined below), it or its designee will deposit into the trust account established in connection with the Company’s initial public offering (the “Trust Account”) as a loan, beginning on October 1, 2026, an amount equal to $0.015 per public share outstanding after redemptions (each, a “Sponsor Contribution”), up to a maximum aggregate amount of approximately $201,304, in accordance with the adoption of the Extension Amendment (as defined below) and the implementation of the Extension (as defined below).

In connection with the Sponsor Contributions, the Company issued a promissory note to the Sponsor with a principal amount up to $400,000 (the “Second Extension Note”). The Second Extension Note bears no interest and is repayable in full upon the earlier of (i) the date of the consummation of the Company’s initial business combination and (ii) the Extended Date. If the Company does not consummate an initial business combination by the Extended Date, the Second Extension Note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.

The foregoing description of the Second Extension Note does not purport to be complete and is qualified in its entirety by the provisions of the Second Extension Note, which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this item to the extent required.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this item to the extent required.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information included in Item 5.07 is incorporated by reference in this item to the extent required.

A copy of the amendment to the Articles (as defined below) is attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On September 25, 2026, the Company held an extraordinary general meeting of shareholders (the “Extraordinary General Meeting”). At the Extraordinary General Meeting, the Company’s shareholders approved a proposal to amend the Company’s Amended and Restated Memorandum and Articles of Association (the “Articles”) to extend the date (the “Extension”) by which the Company must consummate an initial business combination from September 29, 2026 to March 29, 2027 (the “Extended Date”), or an earlier date than the Extended Date as determined by the Company’s board of directors (the “Extension Amendment”).

The following is a tabulation of the votes with respect to the Extension Amendment, which was approved by the Company’s shareholders:

For	Against	Abstain
7,074,069	57,456	0

In addition, on September 28, 2026, the Company filed with the Cayman Islands Registrar of Companies a notice of the special resolutions amending the Articles. Under Cayman Islands law, the amendment to the Articles took effect upon approval of the Extension Amendment.

Item 7.01.	Regulation FD Disclosure.

On September 29, 2026, the Company issued a press release announcing the Additional Contribution (as defined below).

A copy of the press release and is attached to this Current Report on Form 8-K as Exhibit 99.1, and is incorporated into this Current Report by reference.

The foregoing (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any of the information in this Item 7.01, including Exhibit 99.1.

Item 8.01.	Other Events.

In addition to the Sponsor Contributions, the Company will contribute a one time deposit into the Trust Account (the “Additional Contribution”) in the amount of $0.10 per each public share not redeemed in connection with the EGM. The Additional Contribution will occur on Monday, October 5, 2026 and will increase the per share price payable by the Company to its public shareholders in connection with (i) any redemptions relating to the Company’s extraordinary general meeting of shareholders held to approve the proposed business combination with ZincFive, Inc. or (ii) the Company’s liquidation, whichever is earlier. The Additional Contribution will be in addition to the monthly Sponsor Contributions.

Any public shareholders who have previously submitted a redemption request to the Company’s transfer agent in connection with the EGM may withdraw their redemption request by contacting Continental no later than 5:00 p.m., Eastern time, on Friday October 2, 2026. Public shareholders who previously submitted redemption requests who do not withdraw such requests prior to October 2, 2026 will receive the original redemption price for their shares, which is estimated to be approximately $10.92 per share.

To withdraw redemption requests, contact Continental at spacredemptions@continentalstock.com prior to 5:00 p.m., Eastern time, on Friday October 2, 2026.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits
3.1	Amendment to the Company’s Amended and Restated Memorandum and Articles of Association.
10.1	Promissory Note, dated September 25, 2026, issued to SLG SPAC Fund LLC.
99.1	Press Release, dated September 29, 2026.
104	Cover Page Interactive Data File-Embedded within the inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPARK I ACQUISITION CORPORATION

By:	/s/ James Rhee
Name:	James Rhee
Title:	Chief Executive Officer

Date: September 29, 2026